THESE SECURITIES  MAY NOT BE OFFEERED OR SOLD UNLESS AT THE TIME OF SUCH OFFER OR SALE, THE PERSON MAKING SUCH OFFER OR SALE DELIVERS A PROSPECTUS MEETING THE REQUIREMENTS'OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),FORMING A PART OF A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE UNDER SAID ACT, UNLESS IN TIIE OPINION OF COUNSEL TO THE CORPORATION, SUCH OFFER AND SALEIS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.

CALIBRUS, INC.

STOCK OPTION AGREEMENT

(2001 Amended and Restated Incentive Qualified Stock Option Plan)

PART I. NOTICE OF STOCK OPTION GRANT.

The Company has granted an option to the Holder to -purchase Common Stock. of the Company, subject to the. terms and conditions of the Plan. and :this Option Agreement, as fellows:.

Holder's Name and Address:

______________________

C/o Calibrus, Inc.

1225 West Washington Street, Suite 213 Tempe, Arizona 85251

Date of Grant:

______________________

Exercise Price per Share:

______________________

Total Number of Shares Granted

______________________

Total Exercise Price:

______________________

Type of Option:

____ Incentive -Stock Option

____ Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

All Shares vest upon grant.

Termination Period:

This Option may be exercised for ninety (90) days after termination of the Optionee's employment with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. If the Optionee changes in status from Employee to Consultant, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date provided above.

PART II. AGREEMENT.

This Stock Option Agreement (the "Agreement") is made and entered into as of the date of grant named in the Notice of Grant in Part I above (the "Grant Date") between CALIBRUS, INC., a Nevada corporation (the "Company"), and the person set forth above (the "Holder"). This Option is granted under the 2001 Amended and Restated Incentive Stock Option Plan of the Company.

WHEREAS, the Company, through its Board of Directors or the Compensation Committee of the Board of Directors (the "Board"), has determined that in order to attract qualified persons to become employees and encourage employees of the Company to purchase and own the common stock of the Company, thereby promoting their increased interest in the Company's affairs, growth and development, it should offer employees of the Company chance to participate financially in the success of the Company by obtaining an equity interest in it,

WHEREAS , to encourage such. interest the Company determined to grant Optionee options effective as of the date, of this Agreement pursuant to resolution of the Board; and

WHEREAS, by this Agreement, the Company and the Holder desire to establish the terms upon which the Company will grant to the Holder and the Holder will accept this Option from the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Holder hereby agree as follows:

1.

Grant of Option.

     1.1 Grant of Option. The Board of Directors of the Company hereby grants to the Holder (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSW).

     1.2

Manner of Exercise.

          1.2.1 The Holder may exercise this Option, in whole or in part, upon surrender of this Option with the form of subscription attached hereto duly executed to the Company at its corporate office together with the fall Purchase Price payable in (i) cash, (ii) withheld Shares upon exercise of an Option having a Fair Market Value at the time the Option is exercised equal to the Option price (plus the applicable withholding tax) with the prior approval of the Company, (iii) with Shares owned by the Holder upon exercise of an Option having a Fair Market Value at the time the Option is exercised equal to the Option Price (plus the applicable withholding tax) with the prior approval of the Company, (iv) any combination of the foregoing, or (v) a manner acceptable to the Company.

          1.2.2 Upon receipt of this Option with the form of subscription duly executed and accompanied by payment of the aggregate Purchase Price for the Shares for which this Option is then being exercised, the Company shall cause to be issued certificates or other evidence of ownership for the total number of whole Shares for which this Option is being exercised in such denominations as are required for delivery to the Holder, and the Company shall thereupon deliver such documents to the Holder or its nominee.

          1.2.3 If the Holder exercises this Option with respect to fewer than all of the Shares that may be purchased under this Option, the Company shall execute a new Option for the balance of the Shares that may be purchased upon exercise of this Option and deliver such new Option to the Holder.

          1.2.4 The Company covenants and agrees to pay when due and payable any and all taxes that may be payable in respect of the issue of this Option, or the issue of any Shares upon the exercise of this Option. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of this Option or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax, the Company shall not: e required to issue such Shares.

          1.2.5 The Company shall, at the time of any exercise of all or pert of this Option, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holders shall continue to be entitled after such exercise in accordance with the provisions of this Option, provided that if the Holder of this Option fails to make any such request, such failure shall not affect the continuing obligations of the Company to afford any such rights to such Holder.

     1.3 Exchange of Option. This Option may be split-up, combined or exchanged for another Option or Options of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Option, it shall make such request in writing delivered to the Company at its corporate office and shall surrender this Option and any other Options to be so split-up, combined or exchanged, the Company shall execute and deliver to the person entitled thereto an Option or Options, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of an Option entitling the Holder to purchase upon exercise a fraction of a Share. The Company may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Options. The term "Option" as used herein includes any Options issued in substitution for or replacement of this Option., or into which this Option may be divided or exchanged.

     1.4 Holder as Owner. Prior to due presentment for registration of transfer of this Option, the Company may deem and treat the Holder as the absolute owner of this Option (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all. other purposes, and the Company shall not be affected by any notice to the contrary. Irrespective of the date of issue and delivery of certificates for any Shares issuable upon the exercise of the Option, each person in whose name any such certificate is issued shall be deemed to have become the holder of record of the Shares represented thereby on the date on which all or a portion of the Option surrendered in connection with the subscription therefore was surrendered and payment of the purchase price was tendered, No surrender of all or a portion of the Option on any date when the stock transfer books of the Company are closed, however, shall be effective to constitute the person or persons entitled to receive Shares upon such surrender as the record holder of such Shares on such date, but such person or persons shall be constituted the record holder or holders of such Shares at the close of business on the next succeeding date on which the stock transfer books are opened. Each person holding any Shares received upon exercise of Option shall be entitled to receive only dividends or distributions payable to holders of record on or after the date on which such person shall be deemed to have become the holder of record of such Shares.

     1.5 Transfer and Assignment, This Option may not be sold, hypothecated, exercised, assigned or transferred except in accordance with and subject to the provisions of the Securities Act of 1933, as amended the "Act").

     1.6 Method for Assignment Any assignment permitted under this Option shall be made by surrender of this Option to the Company at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Option in the name of the assignee designated in such instrument of assignment and this Option shall promptly be canceled. This Option may be divided or combined with other Options that carry the same rights upon presentation thereof at the corporate office of the Company together with a written notice signed by the Holder, specifying the names and denominations in which such. new Options are to be issued.

     1.7 Rights of Holder. Nothing contained in this Option shall be construed as conferring upon the Holder the right to vote or consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any tune prior to the expiration of this Option and prior to its exercise, any of the following shall occur:

          1.7.1 The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company;

          1.7.2 The Company shall offer to the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor;

          1.7.3 There shall be proposed any capital reorganization or reclassification of the Common Stock, or a sale of all or substantially all of the assets of the Company, or a consolidation or Merger of the Company with another entity; or

          1.7.4 There shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable tune (and, in any event, not less than thirty (30) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken to determine the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the Common Stock and other securities and property deliverable upon exercise of this Option, Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Option shall terminate). Without limiting the obligation of the Company to provide notice to the holder of actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such action of the Company.

     1.8 Lost Option. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in the case of loss, theft or destruction of reasonably satisfactory indemnification, including a surety bond if required by the Company, and upon surrender and cancellation of this Option, if mutilated, the Company will cause to be executed and delivered a new Option of like tenor and date. Any such new Option executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Option so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     1.9

Covenants of the Company. The Company covenants and agrees as follows:

          1.9.1 At all times it shall reserve and keep available for the exercise of this Option into Common Stock such number of authorized shares of Common Stock as are sufficient to permit the exercise in Ball of this Option into Common Stock; and

          1.9.2 All Shares issued upon exercise of the Option shall be duly authorized, validly issued and outstanding, fully-paid and non-assessable,

2.

Adjustment of Purchase Price and Number of Shares Purchasable Upon Exercise.

     2.1 Recapitalization. The number of Shares purchasable on exercise of this Option and the purchase price therefore shall be subject to adjustment from time to time in the event that the Company shall: (i) pay a dividend in, or make a distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) spin-off a subsidiary by distributing, as a dividend or otherwise, shares of the subsidiary to its stockholders. In any such case, the total number of shares purchasable on exercise of this Option immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, at the same aggregate purchase price, the number of shares of Common Stock that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had this Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event. An adjustment made pursuant to this Section 2 shall, in the case of a stock dividend or distribution, be made as of the record date and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of any adjustment pursuant to this Section 2, the Holder shall become entitled to receive shares of two or more classes of series of securities of the Company, the Board of Directors of the Company shall equitably determine the allocation. of the adjusted purchase price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

     2.2

Merger or Consolidation, In the event of any reorganization or recapitalization of the Company or in the event the Company consolidates with or merges into another entity or transfers all or substantially all of its assets to another entity, then and in each such event, the Holder, on exercise of this Option as provided herein, at any time after the consummation of such reorganization, recapitalization, consolidation, merger or transfer, shall be entitled, and the documents executed to effectuate such event shall so provide, to receive the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised this Option immediately prior thereto. In such ease, the terms of this Option shall survive the consummation of any such reorganization, recapitalization, consolidation, merger or transfer and shall be applicable to the shares of stock or other securities or property receivable on the exercise of this Option after such consummation and as an exchange for a larger or smaller number of shares, as the case may be.

     2.3 Notice of Dissolution or Liquidation. Except as otherwise provided in Section 2,2, "Merger or Consolidation," in the case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, or in the case of the dissolution, liquidation or winding-up of the Company, all rights under this Option shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement data. Notice of such termination of purchase rights shall be given to the Holder at least thirty (30) days prior to such termination date.

     2.4 Statement of Adjustment: Any adjustment pursuant to the provisions of this Section 2 shall be made on the basis of the number of Shares which the Holder would have been entitled to acquire by exercise of this Option immediately prior to the event giving rise to such adjustment and as to the Purchase Price in effect immediately prior to the rise to such adjustment. Whenever any such adjustment is required to be made, the Company shall forthwith determine the new number of Shares which the Holder hereof shall be entitled to porchase hereunder and/or such new Purchase him and shall prepare, retain on file and transmit to the Holder within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment.

     2.5 No Fractional Shares. The Company shall not issue any fraction of a Share in connection with the exercise of this Option, and in any case where the Holder would, except for the provisions of this Section 2.5, be entitled under the terms of this Option to receive a fraction of a Share upon such exercise, the Company shah upon the exercise and receipt of the Purchase Nee, issue the largest number of whole Shares purchasable upon exercise of this Option, The Company shall not be required to make any cash or other adjustment in respect of such fraction of a Share to which the Holder would otherwise be entitled. The Heider, by the acceptance of this Option, expressly waives his right to receive a certificate for any fraction of a Share upon exercise hereof.

2.6 No Change in Form Required. The form of Option need not be changed because of any change pursuant to this Section 2 in the Purchase Price or in the number of Shares purchasable upon the exercise of a Option, may state the same Purchase Price and the same number of shares of Common Stock as are stated in the Options initially issued pursuant to the Agreement.

3.

Registration Under the Securities Act of 1.933.

     3.1 Registration and Legends. The Holder understands that (i) the Company has not registered the Option or the Shares under the Act, or the applicable securities laws of any state in reliance on exemptions from registration and (ii) such exemptions depend upon the Holder's investment intent at the time the Holder acquires the Option or the Shares. The Holder therefore represents and warrants that it is acquiring the Option, and will acquire the Shares, for the Holder's own account for investment and not with a view to distribution, assignment, resale or other transfer of the Option or the Shares. Because the Option and the Shares are not registered, the Holder is aware that the Holder must hold them indefinitely unless they are registered under the Act and any applicable securities laws or the Holder must obtain exemptions from such registration. Upon exercise, in part or in whole, of this Option, the Shares shall bear the following legend:

The shares of Common Stook represented by this certificate have not been registered under the Act or any applicable state securities lawsi and they may not be offered for sale, sold, transferred, pledged or hypothecated without an effective registration statement under the Securities Act and under any applicable state securities laws, or an opinion of counsel, satisfactory to the company, that an exemption from such registration is available.

     3.2 No-Action Letter. The Company agrees that it will be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with .a letter from the Staff of the Securities and Exchange Commission (the "Commission"), stating in effect that, based upon stated facts which the Company shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such Shares are offered and sold without delivery of a prospectus, and that, therefore, no Registration Statement under which such Shares are to be registered is required to be filed.

     3.3 Inclusion in Company Registration Statement

          3.3.1 The Holder of this Option and/or Shares issued to the Holder pursuant to this Option without an effective registration statement (the "Restricted Shares") under the Act may have the right to join with the Company to register the Restricted Shares and the Shares underlying this Option (the "Underlying Shares") in a future registration statement under the Act filed by the Company with the Commission, which includes a public offering of equity securities for cash, either for the account of the Company or for the account of any other person. This right to join with the Company in a registration statement is not applicable to a registration statement filed by the Company with the Commission on Form S-4, S-8 or any other inappropriate form. If, at any time, the Company proposes to file a registration statement as described above with the Commission, it may, in its sole discretion, offer to include in any such filing any proposed disposition of the Restricted Shares or the Underlying Shares, In such event, the Company will, at least thirty (30) days prior to such filing, give written notice of such proposed filing to the Holder's address appearing on the records of the Company and shall. Within fifteen (15) days of receipt of the Company's notice of filing, the Holder may request registration of the Restricted Shares and/or Underlying Shares pursuant to a written request setting forth the intended method of distribution and such other data or information as the Company or its counsel shall reasonably require and such Restricted Shares and/or Underlying Shares shall be included in the registration statement to the maximum extent permissible, The Company shall supply the Holder with copies of such registration statement and of the prospectus included therein in such quantities as may be reasonably necessary for the purpose of the proposed disposition,

          3.3.2 If at the time of any request to register the Restricted Shares or Underlying Shares the Company is engaged or has fixed plans to engaged within thirty (30) days of the date of the request in a registered public offering as to which the Restricted Shares or the Underlying Shares may be included or is involved in an activity, in the good faith determination of the underwriter, in the ease of such offering, or the Board, in the case of such other activity, which would be adversely affected by the requested registration to the material detriment of the offering or the Company's activities, then the Company may, at its option, direct that the request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such proposed offering or such other material activity, as the case may be, unless the underwriter, in the case of the offering, or the Board, in the case of such other material activity, specifies a longer period.

     3.4

Covenants Regarding Registration, in connection with any registration under Section 3.1 hereof, the Company and the Holder covenant and agree as follows:

          3.4.1 The Company shall use its best efforts to have any Registration Statement declared effective at the earliest possible time, and shall furnish such number of prospectuses as shall be reasonably requested.

          3.4.2 The Company and the Holder shall pay their respective 'shares of all costs, fees, and expenses in connection with the Registration Statement under Section 3.3, "Inclusion in Company Registration Statement," in proportion to the dollar value of the securities being registered by each party, including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses, except that the Company shall not pay for any of the following costs and expenses; (a) underwriting discounts and commissions allocable to the Shares, (b) state transfer taxes, (c) brokerage commissions, and (d) fees and expenses of counsel and accountants for the holders of the Shares.

          3.4.3 The Company will take all necessary action which may be required in qualifying or registering the Shares included in any Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such Shares, provided that the Company shall not be obligated to execute or file any general consent to service or process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

     3.5

Indemnity.

          3.5.1 The Company shall indemnify and hold harmless the Holder who is registering securities pursuant to this Section (the "Seller") and each underwriter, within the meaning of the Act, who may purchase from or sell for any Seller any of the Shares from and against any and all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or new registration statement or any supplemented prospectus under the Act included therein required to be filed or furnished by reason of this Section, or caused by any omission or alleged omission to state therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Seller or underwriter within the meaning of such Act; provided, however, that the indemnity agreement set forth in this Section 3.5 with respect to any prospectus which shall be subsequently amended prior to the written confirmation of sale of any Shares shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased such Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as amended to such person at or prior to the written confirmation of the sale of such Shares and if such amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such cause, claim, damage, or liability.

          3.5.2 The Seller who uses the procedures under Section 3 shall indemnify and secure the agreement of any underwriter which the Seller employs to indemnify the Company, its directors, each officer signing the related post-effective amendment or registration statement and each person, if any, who controls the Company, within the meaning of the Act from and against any losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by any such Seller or underwriter expressly for use therein.

     3.6

Agreements. The agreements in this Section shall continue in effect regardless of the exercise and surrender of this Option,

Reservation of Shares. The Company shall at all times reserve, for the purpose of issuance on exercise of this Option such number of shares of Common Stock or such class or classes of capital stock or other securities as shall from time to time be sufficient to comply with this Option and the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized and unissued Common Stock or such other class or classes of capital stock or other securities to such number as shall be sufficient for that purpose.

Survival. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Option and any investigation at any time made by or on behalf of any parties hereto and the exercise, sale and purchase of this Option (and any other securities or property) issuable on exercise hereof.

Remedies. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in, the performance or compliance with any of the terms of this Option, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

7.

Other Matters.

     7.1

Binding Effect. All the covenants and provisions of this Option by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

     7.2 Notices. Notices or demands pursuant to this Option to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

Calibrus, Inc.

1225 West Washington Street Suite 213

Tempe, Arizona 85251

Attn: President

Notices to the Holder provided for in this Option shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at the Holder's last known address as it shall appear on the books of the Company.

     7.3

Governing Law. The validity, interpretation and performance of this Option shall be governed by the laws of the State of Arizona.

     7.4 Parties Bound and Benefited. Nothing in this Option expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Option shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and, if permitted, its assignees.

     7.5

Headings, The Article headings herein are for convenience only and are not part f this Option and shall not affect the interpretation thereof.

     7.6 Disputes or Disagreements. As a condition of granting of the Option herein granted, the Holder agrees, on Holder's behalf and on behalf of Holder's personal representatives, that any disputes or disagreements which may arise under or as a result of or pursuant to this Agreement, shall be determined by the Board, in its sole discretion, and that any interpretation by the Board under the terms of this Agreement shall be final, binding and conclusive.

8. No Guarantee of Employment. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE AT THE WILL OF THE COMPANY (AM) NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE' S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WFITREOF, the parties have executed this Option Agreement on the day and year first above written. This Agreement has been duly executed and delivered by the Holder and the Company to be effective on the date first above written.

CALIBRUS, INC.

By:_/s/ Jeff W Holmes______________

Holder:

_________________________________

Address:__________________________

              __________________________

CONSENT OF SPOUSE'

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

__________________________________

Signature of Spouse of Optionee

Print Name ________________________

CALIBRUS, INC.
Assignment

FOR VALUE RECEIVED, _____________________________________

 hereby sells,

assigns and transfers unto _______________________________

the within Option
and the rights represented thereby, and does hereby irrevocably constitute and appoint

___________________________ Attorney, to transfer said Option on the books of Calm's, Inc., with full power of substitution.

Dated:

_____________________________

                                                              Signed:_____________________________

                                                              Print Name:__________________________

Subscription Form

Calibrus, Inc.
1225 West Washington Street
Suite 213
Tempe, Arizona 85251

The undersigned hereby irrevocably subscribes for the purchase of __________________

(

) Shares pursuant to and in accordance with the terms and conditions of this Option, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below, and, if such number of Shares shall not be all of the Shares purchasable: hereunder, then a new Option of like tenor for the balance of the remaining Shares purchasable under this Option be delivered to the undersigned at the address stated below.

The undersigned agrees that: (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such Shares, unless either (a) a registration statement, or post-effective amendment thereto, covering such Shares have been filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the Shares is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition,, (2) the Company may notify the transfer agent for its Common Stock that the certificates for the Common Stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section 3.1 of this Option to the certificates for Shares hereby subscribed for, if such legend is applicable.

Dated:_____________________     Signed:_____________________________________

                                                         Address:_____________________________________